Long-term investments	12 Months Ended
Dec. 31, 2025
Available-for-sale financial assets [abstract]
Long-term investments	Long-term investments

	2025			2024
	Cost	AOCI	Fair value	Cost	AOCI	Fair value
	$	$	$	$	$	$

Snowline Gold Corp.	47,303	167,569	214,872	39,011	16,566	55,577
Prospector Metals Corp.	13,672	12,944	26,616	664	(277)	387
St. Augustine Gold & Copper Ltd.	20,193	2,166	22,359	20,193	(16,408)	3,785
Founders Metals Inc.	13,256	6,388	19,644	8,705	5,500	14,205
AuMEGA Metals Ltd.	3,839	(1,810)	2,029	3,839	(1,813)	2,026
Other	14,298	(13,752)	546	14,299	(13,562)	737
	112,561	173,505	286,066	86,711	(9,994)	76,717

During the year ended December 31, 2025, the Company purchased an additional 1.3 million (2024 - 1.6 million) shares of Snowline Gold Corp. ("Snowline") at an average cost of Cdn. $8.79 (2024 - Cdn. $5.47) for a total cost of $8 million (2024 - $6 million) to maintain a 9.9% interest in Snowline in accordance with the Company's rights under its shareholder agreement.

During the year ended December 31, 2025, the Company purchased an additional 24 million shares of Prospector Metals Corp. ("Prospector") at an average cost of Cdn. $0.76 per share for a total cost of $13 million.

During the year ended December 31, 2025, the Company purchased 1.7 million (2024 - 4.4 million) shares in Founders Metals Inc. ("Founders") at an average cost of Cdn. $3.84 (2024 - Cdn. $2.75) per share for a total cost of $5 million (2024 - $9 million).

During the year ended December 31, 2024, the Company sold its 22 million share investment in West African Resources Ltd. for proceeds of $19 million and its 12 million share investment in Osino Resources Corp. for proceeds of $16 million.